Exhibit 10.7

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

This ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT (this “Assignment”) is entered into between MB Equity Holdings Inc., a British Virgin Islands corporation (“Assignor”), and Landmark Apartment Trust of America Holdings, LP, a Virginia limited partnership (“Assignee”), as of July 1, 2013.

RECITALS

A. Pursuant to the terms of that certain Purchase and Sale Agreement, dated as of November 29, 2012, by and between ADMG 191 Partners LP, a Florida limited partnership (“ADMG 191”), and HVP Landmark Investor II, LLC (“Seller”), as amended by the First Amendment to Purchase and Sale Agreement, Second Amendment to Purchase and Sale Agreement and Third Amendment to Purchase and Sale Agreement (as so amended to date, collectively, the “Purchase Agreement”), as assigned by ADMG 191 to Assignor pursuant to that Assignment and Assumption of Purchase Agreement dated as of the date hereof, Assignor agreed to purchase, and Seller agreed to sell the Subsidiary Interests (as such term is defined in the Purchase Agreement).

B. Pursuant to Section 11.07 of the Purchase Agreement, Assignor wishes to assign to Assignee, and Assignee wishes to assume from Assignor, all of Assignors right, title and interest, in, to and under the Purchase Agreement and all of Assignor’s obligations under that certain Assignment and Assumption of Purchase Agreement (the “Assignment and Assumption”), dated on or about the date hereof and relating to the Purchase Agreement, in exchange for consideration consisting of 47,341 limited partnership units in Assignee (“OP Units”); provided, that (i) Assignor shall remain jointly and severally liable with Assignee with respect to all obligations of Assignor under the Purchase Agreement and (ii) Assignee shall affirm in writing that all of the representations and warranties of Assignor set forth in the Purchase Agreement are true and correct with respect to Assignee.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants, agreements and undertakings of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1. Recitals. The above recitals are incorporated herein by reference.

2. Representations. Assignor represents and warrants to Assignee that (i) Assignor is the owner of all of Assignor’s right, title and interests in, to and under the Purchase Agreement (collectively, the “Assignor’s Interest”) and has not assigned or encumbered the Assignor’s Interest except pursuant to this Assignment , (ii) the Purchase Agreement is in full force and effect, (iii) Assignor is not in default under any provision of the Purchase Agreement, (iv) to the best of Assignor’s knowledge, there is no default by the Seller (as defined in the Purchase Agreement) under the Purchase Agreement, (v) Assignor will execute such further assurances with respect to the Purchase Agreement as may be reasonably requested by Assignee, and (vi) the Purchase Agreement has not been amended or modified except as described herein.

3. Assignor’s Representations and Warranties. Assignee hereby represents and warrants to Seller that all of the representations and warranties of Assignor set forth in the Purchase Agreement are true and correct as of the date hereof with respect to Assignee (as if in each case Assignee was named therein.

4. Assignment and Assumption. Assignor hereby assigns (i) all of its right, title and interest in, to and under the Purchase Agreement and (ii) all of its obligations under the Assignment and Assumption, including, without limitation, its obligations under 3(b) thereof, to Assignee as of the date hereof (collectively, the “Contract Rights Assignment”); provided that Assignor shall remain jointly and severally liable with Assignee with respect to all obligations of Assignor under the Purchase Agreement. Assignor shall have no further rights whatsoever under the Purchase Agreement or the Assignment and Assumption Agreement. Assignee hereby accepts the foregoing Contract Rights Assignment as of the date hereof, and assumes and agrees to perform all duties and obligations of Assignor under the Purchase Agreement and Assignment and Assumption Agreement which arise from and after the date hereof.

5. Consideration. Assignee shall issue and sell to Assignor 47,341 OP Units, in exchange for the Contract Rights Assignment.

6. Deliveries by Assignor. In connection with the execution and delivery of this Assignment, Assignor shall execute and deliver to Assignee each of the following:

(a)	a duly executed joinder to the limited partnership agreement of Assignee substantially in the form attached hereto as Exhibit A (the “OP Joinder”).

(b)	a duly executed joinder to that certain Registration Rights Agreement, dated August 3, 2012, by and among Landmark Apartment Trust of America, Inc., a Maryland corporation, as successor in interest to Apartment Trust of America, Inc., and each of the holders a party thereto from time to time, such joinder attached hereto as Exhibit B (the “Reg Rights Joinder”).

7. Deliveries by Assignee. In connection with the execution and delivery of this Assignment, Assignee shall execute and deliver to Assignor each of the following:

(a)	certificates evidencing the approval of the issuance of OP Units to be issued by the Assignee to the Assignor.

(b)	a duly executed counterpart to the OP Joinder.

(c)	a duly executed counterpart of the Reg Rights Joinder.

8. Section 704(c) Method. The Partnership shall report allocations of income, gain, loss and deduction (as computed for tax purposes) with respect to the Contribution so as to take account of the Section 704(c) built-in gain of such properties under Code Section 704(c) or the principles set forth in Treasury Regulations section 1.704-3(a), as the case may be, using the traditional method (as specifically provided in Treasury Regulations section 1.704-3(b)).

9. Indemnification. Assignor agrees to defend and hold Assignee free and harmless from any and all losses, liabilities, obligations, debts and expenses first arising under or with respect to the Purchase Agreement prior to the date hereof. Assignee agrees to defend and hold Assignor free and harmless from any and all losses, liabilities, obligations, debts and expenses first arising under or with respect to the Purchase Agreement on or after the date hereof.

10. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

11. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

12. Governing Law. This Assignment shall be governed by the laws of the State of Delaware.

[Remainder of page intentionally left blank]

This Assignment and Assumption of Purchase Agreement is executed as an instrument under seal of the date set forth above.

ASSIGNOR:

MB Equity Holdings Inc., a British Virgin Islands corporation

By:
Name:
Title:

ASSIGNEE:

Landmark Apartment Trust of America, LP, a Virginia limited partnership

By:	Landmark Apartment Trust of America, Inc.,
its general partner

	By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

Signature Page to Contract Assignment by Boukris to LATA

Accepted by:

HVP LANDMARK INVESTOR II, LLC, a
Delaware limited liability company

By:	HVP II NR INVESTMENTS LLC, a
Delaware limited liability company, its sole member

By:	Heitman Value Partners II, L.P., its managing member

By:	Heitman Value Partners II, LLC, its general partner

By:
Name:
Title:

Exhibit A

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) is entered into as of July 1, 2013, by and between Landmark Apartment Trust of America, Inc. , a Maryland corporation (the “General Partner”), in its capacity as the general partner of Landmark Apartment Trust of America Holdings, L.P. , a Virginia limited partnership (the “Partnership”), and the undersigned party designated as the Assignor (the “Assignor”).

RECITALS

WHEREAS, reference is made to that certain Assignment and Assumption of Purchase Agreement (the “Assignment and Assumption Agreement”), dated as of July 1, 2013, by and among the Assignor and the Partnership thereto relating to the assignment of certain contract rights to purchase equity interests in real property;

WHEREAS, the Assignor has made an assignment to the Partnership, in exchange for consideration consisting of limited partnership interests in the Partnership, upon the terms and subject to the conditions set forth in the Assignment and Assumption Agreement;

WHEREAS, the Assignor now desires to become an Additional Limited Partner (as such term is defined in the Agreement of Limited Partnership, dated as of December 25, 2006, as amended by the First Amendment to Agreement of Limited Partnership, dated July 3, 2010, as further amended by the Second Amendment to Agreement of Limited Partnership, as further amended by the Third Amendment to Agreement of Limited Partnership, dated August 3, 2012, by and among the Partnership, the General Partner and the parties identified therein as the Limited Partners (as the same may be further amended and in effect from time to time, the “Partnership Agreement”));

WHEREAS, it is a condition to the Assignor becoming an Additional Limited Partner of the Partnership that the Assignor enter into this Agreement pursuant to which the Assignor shall become a party to Partnership Agreement;

WHEREAS, the General Partner of the Partnership has determined it is advisable and in the best interests of the Partnership to admit the Assignor as an Additional Limited Partner of the Partnership, effective as of the date of this Agreement; and

WHEREAS, capitalized terms used and not defined herein shall have the meanings ascribed to them in the Partnership Agreement.

NOW, THEREFORE, the parties hereto acknowledge the adequacy of the consideration provided to each through their respective representations, warranties, conditions, rights and promises contained in this Agreement and, intending to be legally bound, agree as provided below.

1. The Assignor shall become, and does hereby become, a party to the Partnership Agreement as an Additional Limited Partner and shall, and hereby agrees to, be bound by all of the terms and conditions set forth in the Partnership Agreement applicable to the Assignor as an Additional Limited Partner.

2. The Assignor is hereby admitted to the Partnership as an Additional Limited Partner effective as of the date of this Agreement.

3. This Agreement is binding upon the parties hereto and their personal representatives, heirs, distributees, successors and assigns. This Agreement shall be governed by the laws of the Commonwealth of Virginia, without regard, to the fullest extent permitted by law, to the conflicts of laws provisions thereof which might result in the application of the laws of any other jurisdiction.

4. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be signed as of the day and year first above written.

GENERAL PARTNER:	LANDMARK APARTMENT TRUST, INC., as General Partner

By:
Name:
Title:

ASSIGNOR :	MB EQUITY HOLDINGS INC., a British Virgin Islands corporation

By:
Name:
Title:

Exhibit B

JOINDER AGREEMENT

Registration Rights Agreement

This Joinder Agreement (this “Agreement”) is entered into as of July 1, 2012, by and between Landmark Apartment Trust of America, Inc. , a Maryland corporation (the “Company”) and the undersigned party designated as the Assignor (the “Assignor”).

RECITALS

WHEREAS, reference is made to that certain Registration Rights Agreement (the “Registration Rights Agreement”), dated as of August 3, 2012, by and among the Company and the other parties thereto, relating to the grant of registration rights to contributors of equity interests in certain properties;

WHEREAS, pursuant to that certain Assignment and Assumption of Purchase Agreement between the Assignor and the Company dated as of July 1, 2013 (the “Assignment and Assumption of Purchase Agreement”), the Assignor has made an assignment of contract rights to purchase equity interests in real property, in exchange for limited partnership interests in Landmark Apartment Trust Holdings, L.P., a Virginia limited partnership;

WHEREAS, pursuant to the terms of such assignment, the Assignor is entitled to and now desires to become a party to the Registration Rights Agreement.

NOW, THEREFORE, the parties hereto acknowledge the adequacy of the consideration provided to each through their respective representations, warranties, conditions, rights and promises contained in this Agreement and, intending to be legally bound, agree as provided below.

1. In connection with the limited partnership interests issued to Assignor under the Assignment and Assumption of Purchase Agreement, the Assignor shall become, and does hereby become, a party to the Registration Rights Agreement and shall, and hereby agrees to, be bound by all of the terms and conditions set forth in the Registration Rights Agreement applicable to the Assignor as a party thereto.

2. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be signed as of the day and year first above written.

COMPANY:	LANDMARK APARTMENT TRUST OF AMERICA, INC.

By:
Name:
Title:

ASSIGNOR:	MB EQUITY HOLDINGS INC., a British Virgin Islands corporation

By:
Name:
Title: